UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                Date of Report: February 17, 2005
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Explanatory Note

This amendment to our Current Report on Form 8-K dated February 17, 2005 is being filed for the sole purpose of correcting an inadvertent error in our EDGAR submission that resulted in the failure to properly designate the filing as a dual submission of the 8-K as soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Item 8.01.     Other Events

     On February 17, 2005, Temple-Inland issued a press release reporting that it received notice from certain affiliated entities of Carl Icahn that the Icahn entities plan to nominate candidates for the Board of Directors at the Company's 2005 annual meeting of stockholders. A copy of the press release is filed as an exhibit to this current report on form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release issued by Temple-Inland reporting notice from a stockholder of intention to nominate candidates for the Board of Directors at the Company's 2005 annual meeting of stockholders.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMPLE-INLAND INC.


Date: February 17, 2005         By: /s/ M. Richard Warner
                                   ---------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit   Description                                       Page
-------   -----------------------------------------------   ----
99.1      Press release issued by Temple-Inland reporting     4
          notice from a stockholder of intention to nominate candidates for the Board of Directors at the Company's 2005 annual meeting of stockholders